SECURITIES AND EXCHANGE COMMISSION

                       Washington, DC 20549


                             FORM 8-K


                          CURRENT REPORT


              Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934


  Date of Report (Date of earliest event report):  September 10,
                               2004



                   RYAN'S RESTAURANT GROUP, INC.
      (Exact name of registrant as specified in its charter)


        South Carolina           0-10943        57-0657895
     (State or other           (Commission    (IRS Employer
      jurisdiction of           File Number) Identification
      incorporation)            No.)


                   405 Lancaster Avenue (29650)
                        Post Office Box 100
                          Greer, SC 29652

        (Address of principal executive offices) (Zip Code)

  Registrant's telephone number, including area code:  (864) 879-
                               1000


                 Ryan's Family Steak Houses, Inc.
   (Former name or former address, if changed since last report)










Item 5   Other Events and Regulation FD Disclosure

On September 10, 2004 Ryan's Restaurant Group, Inc. (the
"Company") issued a press release on the promotion of Michael Rick Kirk to the position of Vice President - Operations.





SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



RYAN'S RESTAURANT GROUP, INC.
(Registrant)
By:  /s/Janet J. Gleitz

Name:  Janet J. Gleitz

Title:  Corporate Secretary

Date:  September 10, 2004